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                                                                 EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K into the Company's previously filed Registration Statement (File Nos. 333-66831 and 333-79047).


ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 2001